Exhibit 10.1     Form of Indemnification Agreement


                        CBQ, INC., A COLORADO CORPORATION

ACTION BY BOARD OF DIRECTORS BY UNANIMOUS WRITTEN CONSENT

                           INDEMNIFICATION AGREEMENTS

         Pursuant to Colorado Business Code Act Section 7-108-202, the Board of Directors unanimously approved and adopted the following board resolution on April __, 2004:

         WHEREAS, CBQ, Inc., a Colorado corporation, (Company) is a public corporation with its common stock traded on the OTC Bulletin Board and obligated to file periodic reports with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and

         WHEREAS, the Company operates in a current legal environment in which shareholder lawsuits against officers and directors are commonplace and, whether with merit or without merit, a serious threat the ability of public companies to recruit and retain qualified persons to be directors or officers, and

         WHEREAS, the Company does not currently have directors and officers liability insurance, be it

         RESOLVED, That the Company's Board of Directors hereby unanimously adopts and approves the form of Indemnification Agreement for the directors and officers of the Company, as set forth in Exhibit One hereto, and

         FURTHER, RESOLVED, That the Company's Board of Directors hereby authorizes and directs the officers of the Company to take all actions and execute all instruments necessary to cause the form of Indemnification Agreement as set forth in Exhibit One hereto to be presented for execution by the Company and each of the Company's current directors and senior officers; and

         FURTHER, RESOLVED, That the Company's Corporate Secretary is hereby authorized and directed to place an original, signed and sealed of this Resolution in the corporate records.


APPROVED BY:

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Howard Ullman, Chairman and CEO/President

Date:  April _____, 2004

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Cora Wong, Director

Date: April ____, 2004

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Jeffrey Postal, Director

Date: April ___, 2004

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Laurie Holtz, Director

Date: April ___, 2004


I, ___________________________, Corporate Secretary of the Company, hereby attest that the foregoing written consent was approved by each of the directors of the Company.

-------------------------------------
Signature


Date:  April ___, 2004


                 EXHIBIT ONE: FORM OF INDEMNIFICATION AGREEMENT


                            INDEMNIFICATION AGREEMENT

     THIS INDEMNIFICATION AGREEMENT (this "Agreement"), made and entered into as of the 16th day of April, 2004, by and between CBQ, Inc., a Colorado corporation (the "Corporation"), and___________________________________ ("Indemnitee").
Corporation and Indemnitee may hereinafter be referred to individually as a "party" and collectively as the "parties".

                              W I T N E S S E T H:

     WHEREAS, it is essential to the Corporation to retain and attract as officers the most capable persons available; and

     WHEREAS, the Indemnitee is an officer or director of the Corporation; and

     WHEREAS, both the Corporation and Indemnitee recognize the risk of litigation and other claims being asserted against officers of public companies; and

     WHEREAS, in recognition of Indemnitee's need for substantial protection against personal liability in order to maintain continued service to the Corporation in an effective manner and to provide Indemnitee with specific contractual assurance that the protection will be available to the Indemnitee, the Corporation desires to provide in this Agreement for the indemnification of and the advancement of expenses to Indemnitee to the full extent permitted by law, as set forth in this Agreement.

     NOW THEREFORE, in consideration of the premises and mutual agreements contained herein, including Indemnitee's continued service to the Corporation, the sufficiency of which consideration is hereby acknowledged by each party, the Corporation and Indemnitee hereby agree as follows:

     Section 1. DEFINITIONS. The following terms, as used herein, shall have the following respective meanings:

     "C.B.C.A." means the Colorado Business Corporation Act, as currently in effect or as amended from time to time.

     "Change In Control" means a change in control of the Corporation after the date of this Agreement in any one of the following circumstances: (a) there shall have occurred an event that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Corporation is then subject to such reporting requirement; (b) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) (an "Acquiring Person") shall have become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding voting securities (a "Share Acquisition"); (c) the Corporation is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board of Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors thereafter; or (d) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors including for this purpose any new director whose election or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board of Directors; PROVIDED, HOWEVER, that an event described in clause (a) or (b) shall not be deemed a Change In Control if such event is approved, prior to its occurrence or within 60 days thereafter, by at least two-thirds of the members of the Board of Directors in office immediately prior to such occurrence. In addition to the foregoing, a Change In Control shall be deemed to have occurred if, after the occurrence of a Share Acquisition that has been approved by a two-thirds vote of the Board as contemplated in the proviso to the preceding sentence, the Acquiring Person shall have become the beneficial owner, directly or indirectly, of securities of the Corporation representing an additional 5% or more of the combined voting power of the Corporation's then outstanding voting securities (a "Subsequent Share Acquisition") without the approval prior thereto or within 60 days thereafter of at least two-thirds of the members of the Board of Directors who were in office immediately prior to such Subsequent Share Acquisition and were not appointed, nominated or recommended by, and do not otherwise represent the interests of, the Acquiring Person on the Board. Each subsequent acquisition by an Acquiring Person of securities of the Corporation representing an additional 5% or more of the combined voting power of the Corporation's then outstanding voting securities shall also constitute a Subsequent Share Acquisition (and a Change In Control unless approved as contemplated by the preceding sentence) if the approvals contemplated by this paragraph were given with respect to the initial Share Acquisition and all prior Subsequent Share Acquisitions by such Acquiring Person. The Board approvals contemplated by the two preceding sentences and by the proviso to the first sentence of this paragraph may contain such conditions as the members of the Board granting such approval may deem advisable and appropriate, the subsequent failure or violation of which shall result in the rescission of such approval and cause a Change In Control to be deemed to have occurred as of the date of the Share Acquisition or Subsequent Share Acquisition, as the case may be. Notwithstanding the foregoing, a Change In Control shall not be deemed to have occurred for purposes of clause (b) of the first sentence of this paragraph with respect to any Acquiring Person meeting the requirements of clauses (i) and (ii) of Rule 13d-l(b)(1) promulgated under the Exchange Act.

     "Expenses" shall include reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating or being or preparing to be a witness in a Proceeding.

     "Independent Counsel" means a law firm, or member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the five years previous to his or her selection or appointment has been, retained to represent: (a) the Corporation or Indemnitee in any matter material to either such party, (b) any other party to the Proceeding giving rise to a claim for indemnification hereunder or (c) the beneficial owners, directly or indirectly, of securities of the Corporation representing 5% or more of the combined voting power of the Corporation's then outstanding voting securities.

     "Matter" is a claim, a material issue, or a substantial request for relief.

     "Proceeding" includes any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding, whether civil, criminal, administrative or investigative, and whether formal or informal, including without limitation one initiated by Indemnitee pursuant to Section 10 of this Agreement to enforce his rights under this Agreement.

     Section 2. INDEMNIFICATION. The Corporation shall indemnify, and advance Expenses to, Indemnitee to the fullest extent permitted by applicable law in effect on the date of the effectiveness of this Agreement, and to such greater extent as applicable law may thereafter permit. The rights of Indemnitee provided under the preceding sentence shall include, but not be limited to, the right to be indemnified to the fullest extent permitted by Section 7-109-102(4) and (5) of the C.B.C.A. in Proceedings by or in the right of the Corporation and to the fullest extent permitted by Section 7-109-102(1)-(3) of the C.B.C.A. in all other Proceedings, in each case as permitted by Section 7-109-107(b) of the C.B.C.A. To the fullest extent permitted by applicable law, such right to be indemnified shall survive and continue following the termination of Indemnitee's service as an Indemnitee of the Corporation, with respect to conduct and actions taken, and decisions made, by Indemnitee in his capacity as an Indemnitee of the Corporation. The provisions set forth below in this Agreement are provided in furtherance, and not by way of limitation, of the obligations expressed in this
Section 2.

     Section 3. EXPENSES RELATED TO PROCEEDINGS. If Indemnitee is, by reason of his or her status as an Indemnitee of the Corporation, a witness in or a party to and is successful, on the merits or otherwise, in any Proceeding, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to any Matter in such Proceeding, the Corporation shall indemnify Indemnitee against all expenses actually and reasonably incurred by him or on his behalf relating to each Matter. The termination of any Matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such Matter.

     Section 4. ADVANCEMENT OF EXPENSES. The Corporation shall pay or reimburse Indemnitee for the Expenses incurred by Indemnitee in advance of the final disposition of a Proceeding within ten days after Indemnitee requests such payment or reimbursement, to the fullest extent permitted by, and subject to compliance with, Sections 7-109-104 and 7-109-107(b) of the C.B.C.A.

     Section  5.  REQUEST  FOR   INDEMNIFICATION.   To  obtain   indemnification
Indemnitee shall submit to the Corporation a written request with such information as is reasonably available to Indemnitee. The Secretary of the Corporation shall promptly advise the Board of Directors of such request.

     Section 6. DETERMINING ENTITLEMENT TO INDEMNIFICATION IF NO CHANGE IN CONTROL. If there has been no Change In Control at the time the request for Indemnification is sent, Indemnitee 's entitlement to indemnification shall be determined in accordance with Sections 7-109-106 and 7-109-107(b) of the C.B.C.A. If entitlement to indemnification is to be determined by Independent Counsel, the Corporation shall furnish notice to Indemnitee within ten days after receipt of the request for indemnification, specifying the identity and address of Independent Counsel. Indemnitee may, within 14 days after receipt of such written notice of selection, deliver to the Corporation a written objection to such selection. Such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of Independent Counsel and the objection shall set forth with particularity the factual basis of such assertion. If there is an objection to the selection of Independent Counsel, either the Corporation or Indemnitee may petition any court of competent jurisdiction for a determination that the objection is without a reasonable basis and/or for the appointment of Independent Counsel selected by the court.

     Section 7. DETERMINING ENTITLEMENT TO INDEMNIFICATION IF CHANGE IN CONTROL. If there has been a Change In Control at the time the request for indemnification is sent, Indemnitee's entitlement to indemnification shall be determined in a written opinion by Independent Counsel selected by the Indemnitee. Indemnitee shall give the Corporation written notice advising of the identity and address of the Independent Counsel so selected. The Corporation may, within seven days after receipt of such written notice of selection, deliver to Indemnitee a written objection to such selection. Indemnitee may, within five days after the receipt of such objection from the Corporation, submit the name of another Independent Counsel and the Corporation may, within seven days after receipt of such written notice of selection, deliver to Indemnitee a written objection to such selection. Any objection is subject to the limitations in Section 6 of this Agreement. Indemnitee may petition any court of competent jurisdiction for a determination that the Corporation's objection to the first and/or second selection of Independent Counsel is without a reasonable basis and/or for the appointment as Independent Counsel of a person selected by the court.

     Section 8. PROCEDURES OF INDEPENDENT COUNSEL. If there has been a Change In Control before the time the request for indemnification is sent by Indemnitee, Indemnitee shall be presumed (except as otherwise expressly provided in this Agreement) to be entitled to indemnification upon submission of a request for indemnification in accordance with Section 5 of this Agreement, and thereafter the Corporation shall have the burden of proof to overcome the presumption in reaching a determination contrary to the presumption. The presumption shall be used by Independent Counsel as a basis for a determination of entitlement to indemnification unless the Corporation provides information sufficient to overcome such presumption by clear and convincing evidence or the investigation, review and analysis of Independent Counsel convinces him or her by clear and convincing evidence that the presumption should not apply.

     Except in the event that the determination of entitlement to indemnification is to be made by Independent Counsel, if the person or persons empowered under Section 6 or 7 of this Agreement to determine entitlement to indemnification shall not have made and furnished to Indemnitee in writing a determination within 60 days after receipt by the Corporation of the request therefor, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to such indemnification unless Indemnitee knowingly misrepresented a material fact in connection with the request for indemnification or such indemnification is prohibited by law. The termination of any Proceeding or of any Matter therein, by judgment, order, settlement or conviction, or upon a plea of NOLO CONTENDERE or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that (a) Indemnitee did not act in good faith and in a manner that he reasonably believed, in the case of conduct in his official capacity as an Indemnitee of the Corporation, to be in the best interests of the Corporation or in all other cases that his conduct was at least not opposed to the Corporation's best interests, or (b) with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful.

     Section 9. EXPENSES OF INDEPENDENT COUNSEL. The Corporation shall pay any and all reasonable fees and expenses of Independent Counsel incurred acting pursuant to this Agreement and in any proceeding to which it is a party or witness in respect of its investigation and written report and shall pay all reasonable fees and expenses incident to the procedures in which such Independent Counsel was selected or appointed. No Independent Counsel may serve if a timely objection has been made to his or her selection until a court as determined that such objection is without a reasonable basis.

     Section 10. TRIAL DE NOVO. In the event that (a) a determination is made pursuant to Section 6 or 7 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, (b) advancement of Expenses is not timely made pursuant to Section 4 of this Agreement, (c) Independent Counsel has not made and delivered a written opinion determining the request for indemnification
(i) within 90 days after being appointed by a court, (ii) within 90 days after objections to his or her selection have been overruled by a court or (iii) within 90 days after the time for the Corporation or Indemnitee to object to his or her selection or (d) payment of indemnification is not made within five days after a determination of entitlement to indemnification has been made or deemed to have been made pursuant to Section 6, 7 or 8 of this Agreement, Indemnitee shall be entitled to an adjudication in any court of competent jurisdiction of his entitlement to such indemnification or advancement of Expenses. In the event that a determination shall have been made that Indemnitee is not entitled to indemnification, any judicial proceeding (including any arbitration) commenced pursuant to this Section 10 shall be conducted in all respects as a DE NOVO trial on the merits, and Indemnitee shall not be prejudiced by reasons of that adverse determination. If a Change In Control shall have occurred, in any judicial proceeding commenced pursuant to this Section 10, the Corporation shall have the burden of proving that Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be. If a determination shall have been made or deemed to have been made that Indemnitee is entitled to indemnification, the Corporation shall be bound by such determination in any judicial proceeding commenced pursuant to this Section 10, or otherwise, unless Indemnitee knowingly misrepresented a material fact in connection with the request for indemnification, or such indemnification is prohibited by law.

     The Corporation shall be precluded from asserting in any judicial proceeding commenced pursuant to this Section 10 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court that the Corporation is bound by all provisions of this Agreement. In the event that Indemnitee, pursuant to this Section 10, seeks a judicial adjudication to enforce his rights under, or to recover damages for breach of, this Agreement, Indemnitee shall be entitled to recover from the Corporation, and shall be indemnified by the Corporation against, any and all Expenses actually and reasonably incurred by him in such judicial adjudication, but only if he or she prevails therein. If it shall be determined in such judicial adjudication that Indemnitee is entitled to receive part but not all of the indemnification or advancement of Expenses sought, the Expenses incurred by Indemnitee in connection with such judicial adjudication shall nevertheless be paid by the Corporation.

     Section 11. NON-EXCLUSIVITY. The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Certificate of incorporation, Bylaws, a vote of stockholders, a resolution of the Board of Directors or otherwise. No amendment or modification of this Agreement or any provision hereof shall be effective as to Indemnitee for acts, events and circumstances that occurred, in whole or in part, before such amendment or modification. The provisions of this Agreement shall continue as to Indemnitee notwithstanding any termination of his status as an Indemnitee of the Corporation and shall inure to the benefit of his heirs, executors and administrators.

     Section 12. INSURANCE AND SUBROGATION. To the extent the Corporation maintains an insurance policy or policies providing liability insurance for directors or officers of the Corporation or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person serves at the request of the Corporation, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of coverage available for any such director or Indemnitee under such policy or policies.

     In the event of any payment hereunder, the Corporation shall be subrogated to the extent of such payment to all the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Corporation to bring suit to enforce such rights.

     The Corporation shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if, and to the extent that, Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

     Section 13. SEVERABILITY. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby; and, to the fullest extent possible, the provisions of this Agreement shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

     Section 14. CIRCUMSTANCES WHEN INDEMNITEE IS NOT ENTITLED TO INDEMNIFICATION. Indemnitee shall not be entitled to indemnification or advancement of Expenses under this Agreement with respect to any Proceeding, or any Matter therein, brought or made by Indemnitee against the Corporation, other than a Proceeding, or Matter therein, brought by Indemnitee to enforce his rights under this Agreement and in which Indemnitee is successful, in whole or in part.

     Section 15. NOTICES. Any communication required or permitted to the Corporation shall be addressed to the Secretary of the Corporation and any such communication to Indemnitee shall be given in writing by depositing the same in the United States mail, with postage thereon prepaid, addressed to the person to whom such notice is directed at the address of such person on the records of the Corporation, and such notice shall be deemed given at the time when the same shall be so deposited in the United States mail.

     Section 16. CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

     Section 17. CONSENT TO JURISDICTION. THE CORPORATION AND INDEMNITEE EACH HEREBY IRREVOCABLY CONSENT TO THE JURISDICTION OF THE COURTS OF THE STATE OF COLORADO FOR ALL PURPOSES IN CONNECTION WITH ANY ACTION OR PROCEEDING WHICH ARISES OUT OF OR RELATES TO THIS AGREEMENT AND AGREE THAT ANY ACTION INSTITUTED UNDER THIS AGREEMENT SHALL BE BROUGHT ONLY IN THE STATE COURTS OF THE STATE OF COLORADO.

     Section  18.  AMENDMENT.   No  amendment,   modification,   termination  or
cancellation of this Agreement shall be effective unless made in a writing signed by each of the parties.

     IN WITNESS WHEREOF, the Corporation and Indemnitee have executed this Agreement as of the day and year first above written.


CBQ, INC., A COLORADO CORPORATION


By:____________________________________________________

            Name/Title:_______________________________________________


INDEMNITEE:________________________________________________________

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Signature